EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the annual report of METROGAS S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2009, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Eduardo Villegas Contte, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2010

By: /s/ Eduardo Villegas Contte

Name: Eduardo Villegas Contte

Title: Chief Financial Officer